UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2007 (October 26, 2007)

CLEAR CHOICE FINANCIAL, INC.

 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-52071	33-1080880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7373 E. Doubletree Ranch Rd., Suite 200, Scottsdale, AZ 85258

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 621-5925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 29, 2007, Farber Hass Hurley & McEwen LLP (“Farber & Hass”), the registered independent public accounting firm for Clear Choice Financial, Inc. (the “Company”) advised the Company of its resignation as the Company’s independent auditors effective October 26, 2007.

As of the date of this Report, the Company is delinquent in filing its Forms 10-QSB for the quarters ended December 31, 2006 and March 31, 2007, its Form 10-KSB for the year ended June 30, 2007 and its Form 10-QSB for the quarter ended September 30, 2007. In connection with the audit of the Company’s fiscal year ended June 30, 2006, and the subsequent interim period through September 30, 2006, there were no disagreements between the Company and Farber & Hass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Farber & Hass’ satisfaction, would have caused Farber & Hass to make reference the subject matter of the disagreement in connection with its opinion on the Company’s consolidated financial statements for the year ended June 30, 2006.

The audit report of Farber & Hass on the Company’s consolidated financial statements as of and for the year ended June 30, 2006 did not contain an adverse opinion or disclaimer of opinion, however, the audit report was modified to note that the significant net loss incurred in fiscal 2006 and the working capital deficit at June 30, 2006 raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements did not include adjustments that might result from the outcome of those uncertainties.

In addition, the Company received a letter dated November 2, 2006 from Farber & Hass which advised the Company that its subsidiary, Bay Capital Corp., did not have a documented system of internal controls over the processing of information, the recording of transactions or the reporting of financial results.

The Board of Directors is currently reviewing potential candidates for a replacement independent registered public accounting firm for the Company. However, due to the Company’s current insolvency, there can be no assurances that a new auditor will be engaged.

The Company provided Farber & Hass a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Farber & Hass furnish a letter addressed to the Securities and Exchange Commission stating whether Farber & Hass agrees with the statements made herein. A copy of the letter dated November 30, 2007 is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.
16.1	Letter from Farber Hass Hurley & McEwen LLP with respect to the disclosures contained in this Current Report, dated November 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2007	CLEAR CHOICE FINANCIAL, INC.

	By:	/s/ Michael J. Schifsky
Michael J. Schifsky
Chief Financial Officer